Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

Note 8 – Income Taxes

The Company is current on all its corporate tax filings. Tax year 2022 will be extended if not filed by its due date. Tax returns filed for the years 2018 through 2021 are open for examination from taxing authorities.

Due to the enactment of the Tax Reform Act of 2018, the corporate tax rate for those tax years beginning with 2018 has been reduced to 21%. Our estimated net operating loss carry forward as of December 31, 2022, is $6,755,942, which may be used to offset future income taxes. Our reconciliation between the expected federal income tax benefit computed by applying the federal statutory rate to our net loss and the actual benefit for taxes on net loss for 2022 and 2021 is as follows:

	Years Ended December 31,
	2022	2021
Expected federal income tax benefit at statutory rate	$224,568	$216,354
State taxes	94,532	91,075
Change in valuation allowance	(319,100)	(307,429)
Income tax benefit	$–	$–

Our deferred tax assets as of December 31, 2022, and 2021 were as follows:

	Years Ended December 31,
	2022	2021
Net operating loss	$2,015,974	$1,696,874
Valuation allowance	(2,015,974)	(1,696,874)
Deferred tax assets, net of valuation allowance	$–	$–

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. We have provided a valuation allowance of 100% of our net deferred tax asset due to the uncertainty of generating future profits that would allow us to realize our deferred tax assets.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryover for Federal income tax reporting purposes may be subject to annual limitations. Should a change in ownership occur, use of the net operating loss carryover could be limited in future years.